SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           (Amendment No.   )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2) )

                             Presidential Life Corporation

             (Name of Registrant as Specified In Its Charter)

                             Presidential Life Corporation

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:


     2)  Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:


     5)  Total fee paid:


[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and
     identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

     1)  Amount Previously Paid:



     2)  Form, Schedule or Registration Statement No.:



     3)  Filing Party:



     4)  Date Filed:


                       PRESIDENTIAL LIFE CORPORATION
                            69 Lydecker Street
                           Nyack, New York 10960


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON MAY 31, 1995


     The Annual Meeting of Shareholders (the "Annual Meeting") of Presidential Life Corporation
(the "Company") will be held at the offices of Presidential Life Insurance Company, 69 Lydecker Street,
Nyack, New York 10960, at 9:30 a.m., local time, on Wednesday, May 31, 1995, for the following purposes:


     1. To elect six (6) directors, each for a term of one year and until their respective successors are duly elected and qualified;

     2. To consider and act upon a proposal to ratify the Board of Directors' selection of Deloitte
& Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 1995; and

     3. To transact such other business as properly may come before the Annual Meeting or any postponement or adjournment or adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on April 19, 1995 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. It is expected that this Notice of Annual Meeting and the accompanying proxy materials will be mailed or delivered to shareholders commencing on or about April 26, 1995.

     Regardless of whether you expect to attend the Annual Meeting in person, you are requested to complete, date and sign the enclosed proxy card and return it at your earliest convenience to the Company in the enclosed envelope. No postage need be affixed if the envelope is mailed in the United States. If you attend the meeting in person, you may revoke your proxy and vote your shares in person.

                                      By order of the Board of Directors


                                      DONNA MONACELLI, Secretary

April 26, 1995


      PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND SIGN
AND RETURN YOUR PROXY CARD PROMPTLY. YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                       PRESIDENTIAL LIFE CORPORATION
                            69 Lydecker Street
                           Nyack, New York 10960


     The enclosed proxy is solicited by the Board of Directors (the "Board of Directors") of
Presidential Life Corporation, a Delaware corporation (the "Company"), in connection with the annual meeting of the Company's shareholders to be held at the offices of Presidential Life Insurance Company,
69 Lydecker Street, Nyack, New York 10960, at 9:30 a.m., local time, on Wednesday, May 31, 1995, or any postponement or adjournment or adjournments thereof (the "Annual Meeting"). The Company's principal executive offices are located at 69 Lydecker Street, Nyack, New York 10960. The Company's telephone number at that address is (914) 358-2300.


                            GENERAL INFORMATION

     The Company's common stock, par value $0.01 per share (the "Common Stock"), is the only class of security that is entitled to vote at the Annual Meeting. The Board of Directors has fixed April 19,
1995 as the record date (the "Record Date") for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting. On April 19, 1995 there were 33,709,473 shares of Common Stock outstanding. It is expected that this Proxy Statement, the attached Notice of Annual Meeting, the accompanying form of proxy and the Company's Annual Report for the fiscal year ended December 31,
1994 (the "Annual Report") will first be mailed or delivered to shareholders commencing on or about April 26, 1995.

     Each share of Common Stock entitles the holder to one vote on each matter to come before the
Annual Meeting. The Company's Certificate of Incorporation does not authorize cumulative voting. A quorum of the shareholders is required at the Annual Meeting for the shareholders to take action effectively with respect to the proposals described in this Proxy Statement or to transact effectively any other business at the Annual Meeting. A quorum of the shareholders will be present at the Annual Meeting if the holders of at least a majority of the outstanding shares of the Common Stock are present either in person or by proxy. Therefore, shareholders are urged to complete and return the enclosed proxy card whether or not they are planning to attend the Annual Meeting.

     If voting by proxy with respect to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to each other proposal that comes before the shareholders at the Annual Meeting, shareholders may vote FOR the proposal, vote AGAINST the proposal or ABSTAIN from voting with respect to the proposal. Assuming a quorum is present: (i) the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Annual Meeting and entitled to vote will be required to act with respect to the election of directors; and (ii) the affirmative vote of a majority of the shares of Common
Stock represented at the Annual Meeting and entitled to vote will be required to act on all other proposals that come before the Annual Meeting. Abstentions and broker non-votes will be included in the determination of the number of shares of Common Stock present at the meeting for quorum purposes.
Abstentions and broker non-votes will not be counted, however, in the tabulations of votes cast on proposals presented to shareholders.

     A proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained thereon. If no specific instructions are indicated on the proxy, (a) the shares represented thereby will be voted FOR: (i) the election of the persons nominated herein as directors; and (ii) the ratification of the Board of Directors' selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending
December 31, 1995; and (b) the proxy will authorize the shares represented thereby to be voted upon such other business as properly may come before the Annual Meeting, as determined, with respect to any such event, by the persons named in the accompanying form of proxy in accordance with their best judgment.

     Each member of the Company's Board of Directors has indicated that they intend to vote FOR:
(i) the election of the persons nominated herein as directors; and (ii) the ratification of the Board of
Director's selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1995.

     If a quorum is not present at the time that the Annual Meeting is convened, or if for any other reason the Board of Directors believes that additional time should be allowed for the solicitation of proxies, the Company may postpone or adjourn the Annual Meeting with or without a vote of the shareholders.
If the Company proposes to postpone or adjourn the Annual Meeting by a vote of the shareholders, the persons named in the accompanying form of proxy will vote all shares of Common Stock for which they have voting authority in favor of such postponement or adjournment, as the case may be.

     Each proxy granted may be revoked by the person granting it at any time:
(i) by giving written
notice to such effect to the Secretary of the Company; (ii) by execution and delivery of a proxy bearing a later date or; (iii) by attendance and voting in person at the Annual Meeting; except as to any matter upon which, prior to such revocation, a vote shall have been cast at the Annual Meeting pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.

     The Company will bear the cost of the Annual Meeting and the cost of soliciting these proxies, including the cost of preparing, printing, handling and mailing the proxy materials. The Company will request brokerage houses, banking institutions and other custodians, nominees and fiduciaries to forward the proxy materials to beneficial owners of the shares of Common Stock and will reimburse them for their reasonable expenses incurred in connection therewith.

     In addition to solicitation by mail, certain officers, directors, regular employees and other representatives of the Company may solicit proxies by telephone, facsimile, in person or otherwise. These persons will receive no extra compensation for such services.

     No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy from any person in any jurisdiction with respect to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table provides information as of March 16, 1995 as to the ownership of Common
Stock by:  (i) each person known by the Company to be the beneficial owner of five percent or more of
the Common Stock; (ii) each director and nominee for election as a director of the Company; (iii) each of
the Company's executive officers; and (iv) all directors, nominees for election as director and executive
officers of the Company as a group:


                                Number of Shares              Percent of Common
                                of Common Stock               Stock Beneficially
Five Percent Shareholders       Beneficially Owned<F1><F2>      Owned<F1>


Herbert Kurz<F3><F4>                8,183,574                     24.3%

Directors (including nominees), Executive
Officers and all Directors (including
nominees) and Executive Officers as a Group

Peter A. Cohen                        190,000                      <F6>

Jules Kroll<F5>                       390,199                      1.2%

Herbert Kurz<F4>                    8,183,574                     24.3%

Lawrence Rivkin<F7>                     90,080                      <F6>

Jacques Sartisky<F8>                   350,000                      1.0%

Morton B. Silberman                    31,200                       <F6>

Shirley P. Jordan                      34,752                       <F6>

Michael V. Oporto                       2,500                       <F6>

All Directors (including nominees)
and Executive Officers as a group
(nine persons)<F4><F5><F7><F8>          9,272,305                  27.5%

<F1>    Certain of the shares shown in this table are shares as to which the persons named in this table have the right to acquire beneficial ownership, as specified in Rule13d-3(d)(1) promulgated under the Exchange Act.

<F2>   Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially held by them, subject to community property laws where applicable.

<F3>   The address for Mr. Kurz is c/o Presidential Life Corporation,
69 Lydecker Street, Nyack, New York 10960.

<F4>  Excludes 105,840 shares of Common Stock beneficially held by Mr. Kurz's wife.  Mr. Kurz disclaims beneficial ownership of the shares held by his wife.

<F5>  Includes 1,000 shares of Common Stock held by each of Mr. Kroll's four children (an aggregate of 4,000 shares) and 53,333 shares of Common Stock held jointly by Mr. Kroll and his wife.

<F6>  Less than one percent.

<F7>  Excludes 2,500 shares of Common Stock beneficially held by Mr. Rivkin's wife. Mr. Rivkin disclaims beneficial ownership of the shares held by his wife.

<F8> The 350,000 shares of Common Stock are held jointly by Mr. Sartisky and his wife. Excludes 13,900 shares of Common Stock beneficially owned by one of Mr. Sartisky's adult sons and 24,852 shares of Common Stock beneficially owned by a foundation administered by Mr. Sartisky's son. In addition, the number of shares to which this note relates excludes 43,000 shares of Common Stock held in trust for another of Mr. Sartisky's adult sons. Mr. Sartisky disclaims beneficial ownership of all such excluded shares.

____________________

                     DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the Company's directors, executive officers and nominees for election to the Board of Directors.


Name                        Age               Position held with the Company


Herbert Kurz                75                Director and President of the
                                              Company and Chairman of the
                                              Board of Directors and
                                              President of Presidential Life
                                              Insurance Company

Shirley P. Jordan           60                Executive Vice President and
                                              Chief Investment Officer of
                                              Presidential Life Insurance
                                              Company

Michael V. Oporto           35               Chief Financial Officer and
                                             Treasurer of Presidential Life
                                             Insurance Company

Peter A. Cohen<F1>          48               Director

Jules Kroll<F1>             54               Director

Lawrence Rivkin<F1>         73               Director

Jacques Sartisky            74               Director

Morton B. Silberman         72               Director

__________________

<F1>   Member of Audit Committee

     Directors of the Company are elected annually to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Executive officers are appointed by, and serve at the discretion of, the Board of Directors for a term beginning after the first regular meeting of the Board of Directors following the annual meeting of shareholders and until their respective successors are duly appointed and qualified.

     During the fiscal year ended December 31, 1994, there were seven meetings of the Board of
Directors and the Board of Directors acted by unanimous written consent, in lieu of a meeting, on one occasion. During the fiscal year ended December 31, 1994, each director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period that he served as a director.

     The Company's Board of Directors has an Audit Committee (the "Audit Committee"), the members of which are to be appointed by the Board of Directors for a term beginning after the first regular meeting of the Board of Directors following the annual meeting of shareholders and until their respective successors are duly appointed and qualified. The Audit Committee is to recommend to the Board of
Directors the auditing firm to be selected each year as independent auditors of the Company's financial statements and to perform services related to the completion of such audit. The Audit Committee also has responsibility for: (i) reviewing the scope and results of the audit with the independent auditors; (ii) reviewing the Company's financial condition and results of operations with management and the independent auditors; (iii) considering the adequacy of the Company's internal accounting and control procedures; and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors and considering the effect of such performance on the auditors' independence.

     Certain information regarding the business experience and other directorships of each of the persons named in the table on the preceding page of this Proxy Statement is as follows:

     Herbert Kurz has been a director of the Company since February 24, 1969. Mr. Kurz also has served as President of the Company and Chairman of the Board of Directors of Presidential Life Insurance
Company, the wholly-owned subsidiary of the Company through which the Company conducts its insurance and annuity business ("Presidential Life"), for more than the past five years. Since February 22,
1995, Mr. Kurz has served as President of Presidential Life Insurance Company.

     Shirley P. Jordan has served as Executive Vice President of Presidential Life since 1994 and as
Chief Investment Officer for Presidential Life since June, 1988. For the six years prior to that Ms. Jordan served as Senior Vice President. Ms. Jordan currently serves as a director of Presidential Life.

     Michael V. Oporto has served as Chief Financial Officer of Presidential Life since May 4, 1993 and as Treasurer of Presidential Life since 1994. Prior to that, Mr. Oporto served as a senior audit manager for Deloitte & Touche LLP for more than the past five years.

     Peter A. Cohen has been a director of the Company since May 27, 1992. Mr. Cohen currently is the owner of Ramius Capital Corporation, a private investment firm, and is a Partner in Palladin
Partners, a private investment management firm. From November, 1992 until May, 1994, Mr. Cohen was vice chairman and a director of Republic New York Corporation ("Republic"), as well as a member of its management executive committee. Mr. Cohen was also the chairman of Republic's wholly-owned subsidiary, Republic New York Securities Corporation. Commencing in February, 1990 and prior to his joining Republic in November, 1992, Mr. Cohen was a private investor and an advisor to several industrial and financial companies. From March, 1984 until February, 1990, Mr. Cohen was chairman of the board of directors and chief executive officer of Shearson Lehman Hutton Inc., a subsidiary of American Express
Company. In addition to serving on the Board of Directors of the Company, Mr. Cohen serves as a director of '21' International Holdings Inc., Olivetti SpA, Andover Togs Inc., Avalon Properties Inc. and is a trustee of Mt. Sinai Hospital, the Ohio State University Foundation and New York Holocaust Commission.

     Jules Kroll has been a director of the Company since November 30, 1988. Mr. Kroll has been
Chairman of Kroll Associates, Inc., a private investigative services company, since 1991. Prior to that he was President and Chief Executive Officer for more than the past five years.

     Lawrence Rivkin has been a director of the Company since May 25, 1988. Mr. Rivkin has been a partner in the law firm of Goldfarb & Fleece for more than the past five years.

     Jacques Sartisky has been a director of the Company since September 20, 1973. Mr. Sartisky has been the President of each of Pensions for Business, Inc., a life insurance agency, and Kurz-Liebow &
Company, Inc., a registered broker-dealer, for more than the past five years. As of August 18, 1994, Mr.
Sartisky was registered as a registered representative with Noyes Partners Inc.

     Morton B. Silberman has been a director of the Company since May 27, 1987. Mr. Silberman has served as counsel to the law firm of Clark, Gagliardi and Miller for more than the past five years.

     There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.


Certain Relationships and Related Transactions

Relationship with Pensions for Business

     Jacques Sartisky, a director of the Company, is the President and principal owner of Pensions for Business, a life insurance agency. For the fiscal years ended December 31, 1994, 1993 and 1992, approximately 10.9%, 18.2% and 15.0% of the Company's total insurance revenues were attributable to sales through Pensions for Business. For the fiscal years ended December 31, 1994, 1993 and 1992, aggregate commissions and other remuneration to Pensions for Business were approximately $289,305,
$452,570 and $189,342, respectively. Management believes that the Company's transactions with Pensions for Business were made on terms at least as fair to the Company as could be obtained from unaffiliated third parties. Compensation of agents is strictly regulated by the New York State Department of Insurance.

Purchases of Annuity Contracts and Life Insurance Policies

     From time to time in the ordinary course of business, certain of the Company's directors and executive officers have purchased, and may in the future purchase, annuity contracts or life insurance policies from the Insurance Company. Such transactions in the past have been, and will in the future be, on terms no less favorable to the Insurance Company than those that could be obtained from unaffiliated third parties. In that regard, since January 1, 1992, directors and executive officers, have engaged in the following transactions with the Insurance Company: Herbert Kurz, the President and a director of the
Company, purchased annuity contracts for $100,000, $1,075,000 and $100,000 during the fiscal years ended December 31, 1994, 1993 and 1992, respectively. Jacques Sartisky, a director of the Company, purchased annuity contracts for approximately $25,000, $56,400 and $0 for the years ended December 31,
1994, 1993 and 1992, respectively.


                       COMPENSATION OF DIRECTORS AND
                            EXECUTIVE OFFICERS


Director Compensation

     Directors of the Company who are paid employees of the Company do not receive additional compensation in their capacities as directors. In fiscal 1994, directors of the Company who were not officers or employees of the Company (collectively, the "Non-Employee Directors") received an annual retainer of $6,000, a fee of $500 for each Board of Directors meeting attended, a fee of $1,500 for each Special Meeting attended and a fee of $500 for each meeting of a Committee of the Board of Directors attended. In addition, Non-Employee Directors were reimbursed for any of their travel expenses to and from such meetings.

Executive Compensation

     The following table sets forth, for the Company's last three fiscal years, the annual and long-term compensation of those persons who were, at December 31, 1994, (i) the President (who is the individual acting in the capacity as the Company's chief executive officer) and (ii) the other three most highly compensated executive officers of the Company (the "Executive Officers"). Michael V. Oporto was employed as Chief Financial Officer effective May 4, 1993. Had he been employed for the full year of
1993, information regarding his compensation would have been included in the Summary Compensation
Table for such year. Information regarding options granted in connection with his employment appears in the two option tables.

                        SUMMARY COMPENSATION TABLE
                                                     Long Term
                               Annual Compensation  Compensation
Name and Principal                                                All Other
Position           Fiscal Year  Salary($) Bonus($)  Options(#) Compensation<F1>

Herbert Kurz            1994    $525,300   $2,010     -0-          $60,154
  President             1993     525,300      -0-     -0-           60,993
                        1992     545,504      -0-     -0-           54,340

Shirley P. Jordan       1994     272,650    2,010     -0-            1,834
Executive Vice
President of            1993     262,650      -0-     -0-            1,950
Presidential Life       1992     272,752      -0-     -0-            2,108
Insurance Company

Jerry Warshaw<F2>       1994     150,000    2,010     -0-            1,008
President of            1993     183,090      -0-     -0-            1,360
Presidential Life
Insurance Company       1992     190,132      -0-     -0-            1,471

Michael V. Oporto       1994     132,000      -0-     -0-              887
Treasurer of Presidential
Life Insurance Company

_________________

<F1> All Other Compensation represents the Company's payment of premiums with respect to term life insurance policies for the Executive Officers plus, in respect to Mr. Kurz, directors fees of $8,500 in 1994 and $9,000 in 1993.

<F2> Jerry Warshaw served as President of Presidential Life Insurance Company since May 1990 and as a Director of Presidential Life Insurance Company since May 1984. Mr. Warshaw retired from his position with Presidential Life Insurance Company as of February 22, 1995.

_________________

                              OPTION TABLES

Options/SAR Grants in Last Fiscal Year

The following table sets forth certain information concerning options/SARs granted during 1994 to the named executives:

                                                            Potential Realizable
                                                                Value at Assumed
                                                                 Annual Rates of
                                                                       Stock
                                                              Price Appreciation
            Individual Grants                                   for Option Term

            Number of      % of Total
            Securities     Options/SARs
            Underlying     Granted to     Exercise or
            Options/SARs   Employees in   Base Price    Expiration   5%  10%
Name        Granted        Fiscal Year    ($/Share)      Date       ($)  ($)

Herbert Kurz      0          0.00%          0.00          0          0    0
Jerry Warshaw     0          0.00%          0.00          0          0    0
Shirley P. Jordan 0          0.00%          0.00          0          0    0
Michael V. Oporto 0          0.00%          0.00          0          0    0
_________________



Aggregated Options/SAR Exercises in Last Fiscal Year and
Fiscal Year-End Options/SAR Values

The following table summarizes options and SARs exercised during 1994 and presents the value of unexercised options and SARs held by the named executives at fiscal year-end:

                                             Number of
                                             Securities
                                             Underlying
                                             Unexercised       In-the-Money
                                             Options/SARs      Options/SARs
              Shares                         at Fiscal         at Fiscal
              Acquired          Value        Year-End (#)      Year-End($)
              on Exercise       Realized     Exercisable(E)/   Exercisable(E)
Name            (#)               ($)        Unexercisable(U)  Unexercisable(U)

Herbert Kurz       0              0               0                0
Jerry Warshaw      0              0               0                0
Shirley P. Jordan  0              0            34,752 (E)      182,448 (E)
Shirley P. Jordan  0              0            22,915 (U)      120,303 (U)
Michael V. Oporto  0              0             1,250 (E)            0 (E)
Michael V. Oporto  0              0             3,750 (U)            0 (U)

_________________


                                    PENSION PLAN TABLE

     The following table shows the estimated annual retirement benefits payable to participants, including the Executive Officers, in the earnings and years-of-credit classifications indicated, under the
Company's retirement plan, which covers all salaried employees who have attained the age of 21 and completed at least one year of service. The table assumes that benefits will be paid based on an immediate annuity and are not subject to any deduction for Social Security or other offset amounts.

                            Benefits for Years of Credited Service Indicated

Remuneration             15          20        25        30          35

$125,000               37,875      50,500    63,125    75,750      83,325
$150,000               45,450      60,600    75,750    90,900      99,990
$175,000               45,450      60,600    75,750    90,900      99,990
$200,000               45,450      60,600    75,750    90,900      99,990
$225,000               45,450      60,600    75,750    90,900      99,990
$250,000               45,450      60,600    75,750    90,900      99,990
$300,000               45,450      60,600    75,750    90,900      99,990
$400,000               45,450      60,600    75,750    90,900      99,990
$450,000               45,450      60,600    75,750    90,900      99,990
$500,000               45,450      60,600    75,750    90,900      99,990


     Covered compensation includes all taxable compensation (excluding bonuses and commissions), subject to the maximum benefit limitations set forth in Sections 415 and 401(a)(17) of the Internal Revenue
Code of 1986, as amended. The calculation of retirement benefits under the plan is 66-2/3% of the average monthly compensation reduced 1/33 for years of service less than 33. Average monthly compensation is calculated based upon the five consecutive years which produce the highest monthly average unless an employee's years of service is less than five, in which case, average monthly compensation is based on the actual consecutive years of service.

     The credited years of service for Ms. Jordan, Mr. Warshaw and Mr. Oporto, as of March 1,
1995 are 8, 26, and 1, respectively. Mr. Kurz's participation in the plan terminated as of the end of fiscal year 1990 and he received a distribution of his accrued benefit under the plan of $1,108,465 (reflecting 25 years of service) on April 9, 1991.

Board of Directors' Report on Executive Compensation

     Decisions with respect to compensation of the Company's executive officers are made by the entire Board of Directors.

     Set forth below is a report of the Board of Directors which addresses the Company's compensation policies for fiscal 1994 as they apply to the Company's executives, including the Executive Officers.

                          Overview and Philosophy

     The Company maintains a philosophy that executive compensation levels should be competitive and consistent with life insurance and annuity industry standards to enable the Company to attract and retain qualified executives who are critical to the Company's success. The Company believes that such compensation also should be meaningfully related to both an individual's job performance, as measured by the achievement of qualitative objectives, and the performance of the Company, as measured by its profitability, the value created for shareholders and the realization of the Company's short- and long-term strategic goals. Qualitative objectives considered by the Company include the individual executive officer's (1) contribution to the Company's performance, (2) responsibilities, (3) revenue and cost containment initiatives, (4) time commitment and (5) the President's views concerning such executive's performance.
The Company considers all such measurement factors, equally weighted, in its annual salary reviews. The
Company's compensation policies are designed to attract and retain talented managers and motivate such managers to enhance the Company's performance, thereby building value into the Company's core insurance and annuity businesses.

                               Base Salaries

     The Company's general approach to compensating executive officers is to pay cash salaries competitive with industry standards based upon the individual's experience and past and potential contribution to the success of the Company. In determining industry standards, the Company compares compensation levels paid by a self-selected group of life insurance and annuity companies (two of which are included in the Standard & Poor's Life Insurance Index) that compete in the Company's primary lines of business. Such compensation information is obtained from various publicly available sources.
Generally, management believes that the Company's compensation levels are slightly below those in the self-selected group of life insurance and annuity companies, however the Company believes that they are competitive.

     In addition, the Company believes that compensation should be meaningfully related to the value created by individual executive officers for the shareholders. Accordingly, the Board of Directors considers the quality of an individual executive's contribution to the Company's overall profitability and success, as measured by its net income, statutory capital and surplus, cash flow and the overall growth in the value of the Company, in determining the executive's salary. The Board of Directors reviews on an annual basis the salaries of its executive officers in light of the foregoing factors. In fiscal 1994, salary increases were granted to executive officers based on the foregoing factors.

                            Other Compensation

     The Company believes that stock ownership by key employees provides valuable performance incentives and is beneficial in aligning management and shareholder interests. However, during fiscal 1994 no form of stock incentive compensation was awarded. During fiscal 1995, the compensation and benefits committee may consider the grant of stock-based incentive compensation in order to promote profitability and shareholder value. The committee also may consider, to the extent warranted by the Company's performance at the end of the year, the grant of incentive bonuses. In fiscal 1994, the Committee awarded a total of $200,000 based on the Company's net statutory income. Such bonuses were paid in equal amounts to all salaried employees (employed for at least one year) including the Executive Officers.

           Compensation of Herbert Kurz, Chairman and President

     Compensation of Herbert Kurz, Chairman and President is established using substantially the same criteria that were used to determine compensation levels for other executive officers, discussed at the beginning of this report. There was no salary increase in fiscal 1994.

                Section 162(m) of the Internal Revenue Code

     The new Section 162(m) of the Internal Revenue Code limits a company's ability to take a deduction for federal tax purposes for certain compensation paid to its executives. The Company concurrently expects that all compensation payable to executive officers during 1994 will be deductible by the Company for federal income tax purposes. The Committee's policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

                                 Benefits

     The Company provides medical, life insurance and pension benefits to the Executive Officers that generally are available to all Company employees.

THE BOARD OF DIRECTORS

PETER A. COHEN
JULES KROLL
HERBERT KURZ
LAWRENCE RIVKIN
JACQUES SARTISKY
MORTON B. SILBERMAN

     The Board of Directors' Report on Executive Compensation shall not: (i) be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference; and (ii) otherwise be deemed filed under either the Securities Act or the Exchange Act or subject to Regulations
14A or 14C promulgated under the Exchange Act or the liabilities of Section 18 of the Exchange Act.

Compensation Committee Interlocks and Insider Participation

     Matters concerning executive compensation in fiscal 1994 were considered by the entire Board of Directors. Herbert Kurz, the Company's President, participated in deliberations of the Board of
Directors during the last fiscal year concerning executive officer compensation but he abstained from discussions of his own compensation.

Comparative Performance by the Company

     The SEC requires the Company to present a graph comparing the cumulative total shareholder return on its Common Stock with the cumulative total shareholder return of: (i) a broad equity market index; and (ii) a published industry index or peer group. The following graph compares the Common
Stock with: (i) the S&P 500 Index; and (ii) the S&P Life Insurance Index and assumes an investment of
$100 on December 31, 1989 in each of the Common Stock, the stocks comprising the S&P 500 Index and the stocks comprising the S&P Life Insurance Index, assuming the reinvestment of dividends.


COMPARISON OF FIVE YEAR CUMULATIVE RETURN
AMONG PRESIDENTIAL LIFE CORPORATION, S&P 500 INDEX AND S&P LIFE INSURANCE INDEX


Measurement Period          Presidential Life      S&P             S&P Life
(Fiscal year Covered)       Corporation            500 Index   Insurance Index


Measurement Pt-12/31/89       $100                 $100          $100

FYE 12/31/90                  26.21                 96.89         81.66
FYE 12/31/91                  34.74                126.41        117.70
FYE 12/31/92                  55.01                136.05        157.94
FYE 12/31/93                  72.20                149.76        159.99
FYE 12/31/94                  43.35                151.74        132.70




     The preceding graph shall not: (i) be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act or the Exchange
Act, except to the extent that the Company specifically incorporates this information by reference; and (ii) otherwise be deemed filed under either the Securities Act or the Exchange Act or subject to Regulations
14A or 14C promulgated under the Exchange Act or the liabilities of Section 18 of the Exchange Act.


             PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING


                           ELECTION OF DIRECTORS
                      (Proposal 1 on the Proxy Card)

Nominees

     The Amended and Restated By-Laws provide that the Board of Directors is to consist of not less than five and not more than 19 members, with the actual number to be set from time to time by a majority of the Board of Directors. The Board of Directors has fixed the number of directors at six.

     At the Annual Meeting, six persons will be elected to the Board of Directors to serve until the next annual meeting and until their respective successors are duly elected and qualified. The persons named in the accompanying form of proxy, unless otherwise instructed, intend to vote the shares of
Common Stock covered by valid proxies FOR the election of the six persons named below, each of whom has been nominated by the Board of Directors for election to the Board of Directors. All of such nominees presently are serving as directors of the Company and were elected by the shareholders of the Company.
Information concerning each of the nominees is set forth in this Proxy Statement under the heading
"Directors and Executive Officers." Each of the nominees has indicated that he is able and willing to serve as a director. In the event that any of such persons is unable or unwilling to continue to be available for election, the persons named in the accompanying form of proxy will have discretionary power to both vote for a substitute and to vote or withhold their vote for any additional nominees named by shareholders.
There are no circumstances presently known to the Board of Directors which would render any of the following persons unavailable or unwilling to continue to serve as a director, if elected. The election of directors requires the affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Annual Meeting and entitled to vote.


                    Nominees to the Board of Directors

                              Peter A. Cohen
                                Jules Kroll
                               Herbert Kurz
                              Lawrence Rivkin
                             Jacques Sartisky
                            Morton B. Silberman


The Board of Directors recommends a vote FOR the election of the above-named nominees.




                     SELECTION OF INDEPENDENT AUDITORS
                      (Proposal 2 on the Proxy Card)


     The Board of Directors, upon the recommendation of the Audit Committee, has selected, subject to ratification by the shareholders of the Company at the Annual Meeting, the firm of Deloitte & Touche
LLP as the independent auditors for the Company to audit the Company's financial statements for its fiscal year ending December 31, 1995. Deloitte & Touche LLP has served as the independent auditors for the
Company since December 11, 1992. Deloitte & Touche LLP does not have any direct financial interest or any material indirect financial interest in the Company. Assuming a quorum is present, the affirmative vote by the holders of a majority of shares represented at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending
December 31, 1995. A representative of Deloitte & Touche LLP is expected to be present at the Annual
Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     During the two most recent fiscal years, the Company had not consulted with Deloitte & Touche
LLP regarding the subject matter of a disagreement or a reportable event on the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the period from December 31, 1988 through December 31, 1994.

The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors.


            SHAREHOLDERS' PROPOSALS FOR THE 1996 ANNUAL MEETING

     A shareholder who desires to include a proposal in the proxy material relating to the 1996 annual meeting of shareholders of the Company must submit the same in writing, so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before December 26,
1995, for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposal also must meet the other requirements of the SEC relating to shareholder proposals required to be included in the Company's proxy statement.

                             OTHER MATTERS

     The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment.

     The Company will furnish, without charge, to each person whose proxy is being solicited, upon request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 as filed with the SEC, including the financial statements, notes to the financial statements and the financial schedules contained therein (the "1994 Form 10-K"). Copies of any exhibits to the 1994 Form 10-K also will be furnished to any such shareholder upon the payment of a reasonable duplicating charge. Requests for copies of any such materials should be directed to Presidential Life Corporation (attention Secretary), 69 Lydecker Street, Nyack, New York 10960.


                                            By Order of the Board of Directors


                                            Donna Monacelli,
                                            Secretary




April 26, 1995


                            (FORM OF PROXY CARD)


                       PRESIDENTIAL LIFE CORPORATION
                            69 LYDECKER STREET
                          NYACK, NEW YORK  10960

    THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Jules Kroll, Herbert Kurz and Jacques Sartisky, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common
Stock of Presidential Life Corporation (the "Company") which the undersigned is entitled to vote at the
Annual Meeting of Shareholders of the Company to be held at the offices of Presidential Life Insurance
Company, 69 Lydecker Street, Nyack, New York 10960, at 9:30 a.m., local time, on Wednesday, May
31, 1995, or at any postponement, adjournment or adjournments thereof (the "Annual Meeting"), with the same force and effect as the undersigned might or could do if personally present.

     This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED FOR
ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AND WILL GRANT THE PROXYHOLDERS DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE ANNUAL MEETING.


PROPOSAL NUMBER 1:             TO ELECT THE FOLLOWING NOMINEES TO
                               THE BOARD OF
                               DIRECTORS, EACH FOR A TERM OF ONE
                               YEAR AND UNTIL
                               THEIR RESPECTIVE SUCCESSORS ARE DULY
                               ELECTED AND
                               QUALIFIED:

                  Peter A. Cohen, Jules Kroll, Herbert Kurz, Lawrence Rivkin, Jacques Sartisky and Morton B. Silberman

FOR all nominees         AGAINST all nominees        FOR all nominees except
                                                     the following nominee(s)
                                                     _____________________

PROPOSAL NUMBER 2:  TO RATIFY THE BOARD OF DIRECTORS' SELECTION OF
                    DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1995:

        FOR              AGAINST                 ABSTAIN


     IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE ANNUAL MEETING.

     The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 26, 1995, and the Annual Report to Shareholders for the fiscal year ended December 31, 1994, and hereby revokes any proxy or proxies heretofore given.
This proxy card may be revoked at any time before it is voted by delivering to the Secretary of the
Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.
                                                                  (OVER   )



                                          Date: ________________, 1995


                                          _____________________________


                                          _____________________________
                                          Signature of Shareholder or
                                          Authorized Representative


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized signatory.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED IN PROPOSAL NUMBER 1 AND FOR PROPOSAL NUMBER 2.